EXECUTION COPY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MILLER INVESTMENT TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, GREG MILLER, and DARLENE MURPHY, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-146552 and 811-22131), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 27th day of November, 2007.

ATTEST:

MILLER INVESTMENT TRUST

By:

/s/ Darlene Murphy

By:

/s/ Greg Miller

Darlene Murphy, Secretary

Greg Miller, President

COMMONWEALTH OF MASSACHUSETTS

)

)

ss:

COUNTY OF NORFOLK

)

Before me, a Notary Public, in and for said county and state, personally appeared Greg Miller, President, and Darlene Murphy, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 27th day of November, 2007.

    /s/ Paul Burke Samuels

Notary Public

My commission expires:  5/18/2008

CERTIFICATE

The undersigned, Secretary of MILLER INVESTMENT TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held November 27, 2007, and is in full force and effect:

WHEREAS, MILLER INVESTMENT TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, GREG MILLER, and DARLENE MURPHY, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-146552 and 811-22131), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  November 27, 2007

    /s/ Darlene Murphy

Darlene Murphy, Secretary

Miller Investment Trust

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MILLER INVESTMENT TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee and the President and Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and DARLENE MURPHY as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-146552 and 811-22131), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of November, 2007.

     /s/ Greg Miller

Greg Miller

Trustee, President, and Treasurer

COMMONWEALTH OF MASSACHUSETTS

)

)

ss:

COUNTY OF NORFOLK

)

Before me, a Notary Public, in and for said county and state, personally appeared Greg Miller, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 27th day of November, 2007.

    /s/ Paul Burke Samuels

Notary Public

My commission expires:  5/18/2008

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MILLER INVESTMENT TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, GREG MILLER, and DARLENE MURPHY as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-146552 and 811-22131), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of November, 2007.

     /s/ Neal Chorney

Neal Chorney

Trustee

COMMONWEALTH OF MASSACHUSETTS

)

)

ss:

COUNTY OF NORFOLK

)

Before me, a Notary Public, in and for said county and state, personally appeared Neal Chorney,  known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 27th day of November, 2007.

    /s/ Paul Burke Samuels

Notary Public

My commission expires:  5/18/2008

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MILLER INVESTMENT TRUST a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, GREG MILLER, and DARLENE MURPHY as attorneys for him and in his name, place and stead, and in her office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-146552 and 811-22131), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of November, 2007.

     /s/ Daniel Mainzer

Daniel Mainzer

Trustee

COMMONWEALTH OF MASSACHUSETTS

)

)

ss:

COUNTY OF NORFOLK

)

Before me, a Notary Public, in and for said county and state, personally appeared Daniel Mainzer, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 27th day of November, 2007.

    /s/ Paul Burke Samuels

Notary Public

My commission expires:  5/18/2008